EQ ADVISORS TRUST—TACTICAL MANAGER PORTFOLIOS

SUPPLEMENT DATED AUGUST 1, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Prospectus dated May 1, 2010 for certain Portfolios of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) the investment objective of each of AXA Tactical Manager 500 Portfolio I, AXA Tactical Manager 500 Portfolio II, AXA Tactical Manager 500 Portfolio III, AXA Tactical Manager 400 Portfolio I, AXA Tactical Manager 400 Portfolio II, AXA Tactical Manager 400 Portfolio III, AXA Tactical Manager 2000 Portfolio I, AXA Tactical Manager 2000 Portfolio II, AXA Tactical Manager 2000 Portfolio III, AXA Tactical Manager International Portfolio I, AXA Tactical Manager International Portfolio II, and AXA Tactical Manager International Portfolio III (each, a “Portfolio” and collectively, the “AXA Tactical Manager Portfolios”); (2) name changes of the AXA Tactical Manager 500 Portfolio-II, the AXA Tactical Manager 400 Portfolio –II, the AXA Tactical Manager 2000 Portfolio-II and the AXA Tactical Manager International Portfolio–II; (3) the change to the fee each Portfolio pays to the Manager for management services; (4) the change to the contractual fee each Portfolio pays AXA Equitable for administrative services; and (5) changes to the Portfolios’ distribution arrangements.

Information About the Investment Objectives of the AXA Tactical Manager Portfolios

Effective August 1, 2010, the investment objective for each Portfolio is changed to reflect the information listed.

Portfolio	Investment Objective

AXA Tactical Manager 500 Portfolio I AXA Tactical Manager 500 Portfolio-II AXA Tactical Manager 500 Portfolio-III	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index.

AXA Tactical Manager 400 Portfolio I AXA Tactical Manager 400 Portfolio-II AXA Tactical Manager 400 Portfolio-III	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s MidCap 400 Index.

AXA Tactical Manager 2000 Portfolio I AXA Tactical Manager 2000 Portfolio-II AXA Tactical Manager 2000 Portfolio-III	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.

AXA Tactical Manager International Portfolio I AXA Tactical Manager International Portfolio-II AXA Tactical Manager International Portfolio-III	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

Information About the Name Changes of Certain of the Portfolios

Effective August 1, 2010, the names of the AXA Tactical Manager 500 Portfolio-II, the AXA Tactical Manager 400 Portfolio –II, the AXA Tactical Manager 2000 Portfolio-II and the AXA Tactical Manager International Portfolio–II are changed as indicated below:

Current Name	New Name
AXA Tactical Manager 500 Portfolio-II	ATM Large Cap Portfolio
AXA Tactical Manager 400 Portfolio-II	ATM Mid Cap Portfolio
AXA Tactical Manager 2000 Portfolio-II	ATM Small Cap Portfolio
AXA Tactical Manager International Portfolio-II	ATM International Portfolio

All references to the Portfolios in the Prospectus are changed to reflect their new names.

In addition, as a result of the name changes, the following information is added to the “More Information on Strategies, Risks and Benchmarks” Section of the Prospectus:

The ATM Large Cap Portfolio, the ATM Mid Cap Portfolio, the ATM Small Cap Portfolio and the ATM International Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Information About the Management and Administrative Services Fees of the Tactical Manager Portfolios

Effective August 1, 2010, the first three paragraphs in the “Management of the Trust—Management Fees” section of the Prospectus are deleted and replaced with the following:

Each Portfolio pays a fee to the Manager for management services equal to an annual rate of 0.45% of the first $4 billion of average daily net assets, 0.43% on the next $4 billion of average daily net assets, and 0.41% on the average daily net assets thereafter.

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Information About the Tactical Manager Portfolios’ Distribution Arrangements

Effective August 1, 2010, the third paragraph in the “Fund Distribution Arrangements” section of the Tactical Manager Prospectus is deleted and replaced with the following:

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares.

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